Subsequent Event	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Event
On March 25, 2016, the Company entered into a Warrant Exchange Agreement with an existing holder of 3,031,249 warrants to purchase 3,031,249 common shares of the Company. The holder agreed to exchange all of their existing warrants for new warrants of 7,199,216 entitling the holder to purchase up to, in aggregate, 7,199,216 common shares of the Company at an exercise price of $1.22. On March 25, 2016, the holder exercised 3,031,249 of the new warrants for 3,031,249 common shares of the Company. The Company received $3.7 million in proceeds from the exercise of the new warrants. The expiration date for the remaining balance of the new warrants is March 25, 2021.